UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2013

AZURE HOLDING GROUP CORP.

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(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-184440 ------------------------------- (Commission File Number)	33-1224256 ------------------------------------- (IRS Employer Identification No.)

Azure Holding Group Corp.

741 S Tenth St

Santa Monica, CA 90402

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(Address of principal executive offices)

(310) 591-4877

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(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 12, 2013, Azure Holding Group Corp. (the “Registrant”) was informed by Ronald Chadwick, P.C. (“Ronald Chadwick”) that it was terminating its services and resigning as the Registrant’s independent registered public accounting firm. On December 12, 2013, the Registrant retained Cutler & Co., LLC (“Cutler”) as its principal independent accountants. The decision to retain Cutler as the principal independent accountants was approved, and the resignation of Ronald Chadwick was accepted, by the Registrant’s Board of Directors.

The Termination of Ronald Chadwick

Ronald Chadwick was the independent registered public accounting firm for the Registrant from April 17, 2012 until December 12, 2013. Chadwick served as the Company’s registered independent accountant from April 17, 2012 to December 12, 2013, Chadwick’s audit report on the Company’s financial statements for the year ended August 31, 2013 and the year ended August 31, 2012 included in the Company’s Annual Report on Form 10-K, and other than the “going concern” qualification, the principal accountant's report on the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles in a manner as contemplated by Item 304(a)(1)(ii) of Regulation S-K.

During the period April 17, 2012 (inception) to August 31, 2012 and the subsequent interim period August 31,2013 preceding the resignation of Ronald Chadwick there were no disagreements between the Company and Chadwick concerning any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure; there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

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 The Company has provided Ronald Chadwick with a copy of the disclosure and has requested that Ronald Chadwick furnish an updated letter as Exhibit 16 in accordance with Items 304(a)(3) and 601(b)(16) of Regulation S-K.

The Engagement of Cutler

Prior to December 12, 2013, the date that Cutler was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Cutler regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Cutler that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Cutler regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

We confirm that we are responsible for the adequacy and accuracy of the disclosures in our filings. Furthermore, we acknowledge that (i) neither Staff comments nor changes in disclosure in response to Staff comments foreclose the Securities and Exchange Commission (the “Commission”) from taking any action with respect to the filings and (ii) we may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
16.1	Letter, dated February 10, 2014, from Ronald Chadwick, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZURE HOLDING GROUP CORP.

/s/ Paul Martin

:

Paul Martin

President, Chief Executive

Date: February 10, 2014